Exhibit 32.1

           CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER
         PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Stephanie M. Risk-McElroy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of George Risk Industries, Inc. on Form 10-Q dated October 31, 2014 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial con-dition and results of operations of George Risk Industries, Inc.

Date:  December 11, 2014        By:  /s/  Stephanie M. Risk-McElroy
                                Stephanie M. Risk-McElroy
                                President and Chief Executive and Financial
                                Officer